SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2004

                           STRUCTURED PRODUCTS CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                    001-31531            13-3692801
        --------                    ---------            ----------
       (State or other             (Commission          (IRS Employer
       jurisdiction of             File Number)         Identification
       incorporation or                                 Number)
       organization)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496



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Item 1.   Changes in Control of Registrant.
-------   ---------------------------------
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
-------   -------------------------------------

          Corporate-Backed Trust Securities (CorTS(R)) Trust for GE Global Insurance Notes (the "Trust") issued Class A Certificates relating in the aggregate to $103,525,000 principal amount of 7.00% Notes due February 15, 2026 issued by GE Global Insurance Holding Corporation (the "Term Assets").

          Pursuant to a Securities and Exchange Commission Form 15 dated April 15, 2004, GE Global Insurance Holding Corporation elected to suspend its duty to file periodic reports under certain sections of the Securities Exchange Act of 1934. In accordance with the trust agreement pursuant to which the Class A Certificates were issued the Term Assets held by the Trust are to be liquidated and the proceeds distributed in accordance with the terms of the trust agreement.

          On May 14, 2004, U.S. Bank Trust National Association, as trustee, requested bids for the sale of the Term Assets, and accepted the winning bid of Citadel Credit Trading Ltd. and Citadel Equity Fund Ltd. On May 19, 2004, U.S. Bank Trust National Association, as trustee, is expected to receive $108,247,166.34 as proceeds from the sale of the Term Assets.

          On May 19, 2004, U.S. Bank Trust National Association, as trustee, is expected to distribute a portion of the liquidation proceeds to the Class A Certificateholders and the Class A Certificateholders are expected to receive $25.40 per $25 certificate. The balance of the proceeds are to be distributed to the holders of the Class B Certificates and the Call Warrants in accordance with the terms of the trust agreement.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
-------   ---------------------------------------
          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 14, 2004
                                        STRUCTURED PRODUCTS CORP.


                                        By:        /s/ Mark C. Graham
                                          --------------------------------------
                                          Name:      Mark C. Graham
                                          Title:     Authorized Signatory


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